GUIDESTONE FUNDS

Supplement dated November 13, 2017

to

Prospectus dated May 1, 2017, as amended July 1, 2017

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

Inflation Protected Bond Fund

At its November 9, 2017 meeting, the Board of Trustees of GuideStone Funds approved a plan to liquidate and terminate the Inflation Protected Bond Fund (the “Fund”), upon the recommendation of GuideStone Capital Management, LLC, the Fund’s investment adviser. After the close of business on February 7, 2018, the Fund will no longer accept new investments.

The Fund pursues its investment objective of seeking inflation protection and income consistent with investment in inflation-indexed debt securities by investing mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in inflation-indexed debt securities issued by U.S. and foreign governments and their agencies and instrumentalities. In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.

The date of liquidation of the Fund is anticipated to be on or about February 9, 2018 (the “Liquidation Date”). Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another GuideStone Fund in accordance with the terms of the Fund’s prospectus. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash or cash equivalents pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about the Liquidation Date. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Such transaction costs would reduce distributable net capital gains, if any. Once distribution is complete, the Fund will terminate.

The redemption, sale or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. The exchange of your shares for shares of another GuideStone Fund will also be a taxable event. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.

For more information, please contact us at 1-888-GS-FUNDS (1-888-473-8637) 7 a.m. to 6 p.m. CST, Monday through Friday.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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